                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     Richard C. Notebaert
                                Richard C. Notebaert
                                Chairman and Chief Executive Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me Richard C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.
G. NOTEBAERT, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     Oren G. Shaffer
                                Oren G. Shaffer
                                Executive Vice President and Chief
                                Financial Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me Oren
G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.
C. NOTEBAERT, O.G. SHAFFER, R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of February, 1996.

                                /s/     Betty F. Elliott
                                Betty F. Elliott
                                Vice President and Comptroller

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me
Betty F. Elliott to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.



                                  /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     Donald C. Clark
                                Donald C. Clark

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me
Doanald C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of February, 1996.

                                /s/     Hanna Holborn Gray
                                Hanna Holborn Gray

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 7th day of February, 1996, personally appeared before me
Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 7th day of February, 1996.


                                /s/  Marianne Ogren
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     James A. Henderson
                                James A. Henderson

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me
James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     Sheldon B. Lubar
                                Sheldon B. Lubar

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me
Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/    Arthur C. Martinez
                                Arthur C. Martinez

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me
Arthur C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Success Sharing Plan for Union Represented Employees; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1996.

                                /s/     John B. McCoy
                                John B. McCoy

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 5th day of February, 1996, personally appeared before me John
B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 5th day of February, 1996.


                                /s/  Judy L. Anker
                                         Notary Public